United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Roth CH Acquisition IV Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(949) 720-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	ROCG	The Nasdaq Stock Market LLC
Warrants	ROCGW	The Nasdaq Stock Market LLC
Units	ROCGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Roth CH Acquisition IV Co., a Delaware corporation (“ROCG”), held a special meeting of its stockholders (the “Meeting”). At the Meeting, holders of an aggregate of 4,814,516 shares of common stock of ROCG or 84.25% of the shares held of record as of the record date of April 27, 2023 and entitled to vote at the Meeting were represented in person or by proxy, which constituted a quorum for the transaction of business.

At the Meeting, the following proposals were submitted to and approved by ROCG’s stockholders:

1.	Proposal No. 1 - The Business Combination Proposal – To consider and vote upon a proposal to approve the Merger Agreement, dated as of December 5, 2022 (as amended, the “Merger Agreement”), by and among ROCG, Roth IV Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of ROCG, and Tigo Energy, Inc., a Delaware corporation, and the transactions contemplated thereby (the “Business Combination”):

For	Against	Abstain
4,809,768	4,747	1

Proposal No. 1 was approved, having received the affirmative vote of a majority of the shares of ROCG common stock represented in person or by proxy and entitled to vote thereon at the Meeting.

2.	Proposal No. 2 - The Charter Proposal - To consider and vote upon a proposal to adopt the Second Amended and Restated Certificate of Incorporation (the “Proposed Charter”):

For	Against	Abstain
4,809,767	4,748	1

Proposal No. 2 was approved, having received the affirmative vote of holders of at least two-thirds (66 and 2∕3%) of the voting power of all then outstanding shares of voting stock of ROCG, voting together as a single class.

3.	Proposal No. 3 - The Governance Proposals - To consider and act upon, on a non-binding advisory basis, six separate proposals with respect to certain governance provisions in the Proposed Charter in accordance with the requirements of the Securities and Exchange Commission (the “SEC”):

3A. Changes to Authorized Capital Stock – To authorize the issuance of 160,000,000 shares of capital stock, consisting of (i) 150,000,000 shares of common stock, par value $0.0001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share:

For	Against	Abstain
4,698,747	115,768	1

3B. Required Vote to Amend the Charter – To require an affirmative vote of holders of at least two-thirds (66 and 2∕3%) of the voting power of all the then outstanding shares of voting stock of the combined company following the closing of the Business Combination (the “Combined Company”), voting together as a single class, to amend, alter, repeal or rescind, in whole or in part, certain provisions of the Proposed Charter:

For	Against	Abstain
4,809,768	4,747	1

3C. Required Vote to Amend the Bylaws - require an affirmative vote of holders of at least two-thirds (66 and 2∕3%) of the voting power of all the then outstanding shares of voting stock of the Combined Company entitled to vote generally in an election of directors to adopt, amend, alter, repeal or rescind the Proposed Bylaws:

For	Against	Abstain
4,809,768	4,747	1

3D. Director Removal - To provide for the removal of directors with cause only by stockholders voting at least two-thirds (66 and 2∕3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors:

For	Against	Abstain
4,698,747	115,768	1

3E. Right to Act by Written Consent - To provide that any actions required to be taken or permitted to be taken by the Combined Company’s stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be taken by written consent of the Combined Company stockholders, except, any actions required to be taken or permitted to be taken by the holders of the Combined Company preferred stock may be taken by written consent to the extent expressly provided in the applicable certificate of designation relating to such series of Combined Company preferred stock:

For	Against	Abstain
4,698,741	115,774	1

3F. Removal of Blank Check Company Provisions - To eliminate various provisions applicable only to blank check companies, including business combination requirements:

For	Against	Abstain
4,809,765	4,748	3

Proposals No. 3A, B, C, D, E, and F were approved, having received the affirmative vote of a majority of the shares of ROCG common stock represented in person or by proxy and entitled to vote thereon at the Meeting.

4.	Proposal No. 4 - The Director Election Proposal - To consider and vote upon a proposal to elect Zvi Alon, Michael Splinter, Stanley Stern, John Wilson, Tomer Babai, and Joan C. Conley to serve as the directors, in each case, to serve on the Combined Company Board until the Combined Company’s annual meeting of stockholders in 2024 and until their respective successors are duly elected and qualified, subject, however, to his or her earlier death, resignation, retirement or removal.

Director Nominees:

a.        Zvi Alon

For	Withheld
4,661,461	153,055

b.       Michael Splinter

For	Withheld
4,809,768	4,748

c.        Stanley Stern

For	Withheld
4,809,768	4,748

d.       John Wilson

For	Withheld
4,809,769	4,747

e.        Tomer Babai

For	Withheld
4,809,769	4,747

f.        Joan C. Conley

For	Withheld
4,809,768	4,748

All nominees for election to the board of directors of the Combined Company following the consummation of the Business Combination were elected, each such nominee having received the affirmative vote of a majority of the shares of ROCG common stock represented in person or by proxy and entitled to vote thereon at the Meeting.

5.	Proposal No. 5 - The Nasdaq Proposal - To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of The Nasdaq Capital Market the issuance of more than 20% of the issued and outstanding common stock, par value $0.0001 per share, of ROCG and voting power in connection with the Business Combination: For Against Abstain 4,809,768 4,747 1

Proposal No. 5 was approved, having received the affirmative vote of a majority of the shares of ROCG common stock represented in person or by proxy and entitled to vote thereon at the Meeting.

6.	Proposal No. 6 - The Equity Incentive Plan Proposal - To consider and vote upon a proposal to approve and adopt the Equity Incentive Plan and the material terms thereunder:

For	Against	Abstain
4,698,747	4,747	111,022

Proposal No. 6 was approved, having received the affirmative vote of a majority of the shares of ROCG common stock represented in person or by proxy and entitled to vote thereon at the Meeting.

7.	Proposal No. 7 - The Adjournment Proposal - To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Business Combination Proposal, the Charter Proposal, the Director Election Proposal, the Nasdaq Proposal, or the Equity Incentive Plan Proposal. In no event will the ROCG Board adjourn the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Existing Charter and Delaware law.

For	Against	Abstain
4,809,767	4,748	1

Proposal No. 7 was approved, having received the affirmative vote of a majority of the shares of ROCG common stock represented in person or by proxy and entitled to vote thereon at the Meeting.

Item 8.01. Other Events.

In connection with the votes to approve the Business Combination Proposal, 1,945,251 shares of common stock of ROCG were rendered for redemption.

Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the definitive proxy statement/final prospectus filed by ROCG with the SEC on April 26, 2023, the Business Combination and other transactions contemplated by the Merger Agreement is expected to be consummated on May 23, 2023. Following the consummation of the Business Combination, ROCG intends to change its name to Tigo Energy, Inc. with its common stock and warrants expected to begin trading on the Nasdaq Capital Market under the symbols “TYGO” and “TYGOW,” respectively, on May 24, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roth CH Acquisition IV Co.

Date: May 22, 2023	By:	/s/ Byron Roth
	Name:	Byron Roth
	Title:	Co-Chief Executive Officer and Chairman of the Board of Directors